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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8 -K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 28, 2003


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On October 28, 2003, Ferro Corporation issued a press release announcing our financial results for the quarter ended September 30, 2003. A copy of this release is attached hereto as Exhibit 99.1




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     /s/ Hector R. Ortino
                                     -----------------------------------
                                     Signature
                                     Hector R. Ortino


                                     Chairman and Chief Executive Officer
                                     ------------------------------------
                                     Title


                                     /s/ Thomas M. Gannon
                                     ------------------------------------
                                     Signature
                                     Thomas M. Gannon


                                     Vice President and Chief Financial Officer
                                     ------------------------------------------
                                     Title


                                     October 28, 2003
                                     ----------------
                                     Date



                                     EXHIBIT INDEX
                                     -------------


          Exhibit No     Description
          ----------     -----------

          99.1           Press Release of Ferro Corporation dated October 28,
                         2003.